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                                                                   EXHIBIT 10.99

                             Supplemental Agreement

This Supplement Contract to Equity Interests Pledge Agreements (hereinafter referred to as this "Supplemental Contract") is entered into on the day of January 25, 2005 by and between the following parties in Beijing, China.

WHEREAS:

Hurray! Times Communications (Bejing) Ltd. signed the Equity Interests Pledge Agreements in relation to the equity interests of Hurray! Solution Ltd. with Wang Qindai and Xiang Songzuo, respectively, on May 5, 2004;

Hurray! Times Communications (Bejing) Ltd. signed the Equity Interests Pledge Agreements in relation to the equity interests of Beijing Enterprise Network Technology Co., Ltd. with Sun Hao and Wang Xiaoping, respectively, on October 1, 2004;

Hurray! Times Communications (Bejing) Ltd. signed the Equity Interests Pledge Agreements in relation to the equity interests of Beijing Cool Young Information Technology Co., Ltd. with Hurray! Solution Ltd. and Qindai Wang, respectively, on May 5, 2004;

Hurray! Times Communications (Bejing) Ltd. signed the Equity Interests Pledge Agreements in relation to the equity interests of Beijing Palmsky Technology Co., Ltd. with Wang Jianhua and Yang Haoyu, respectively, on October 1, 2004;

Hurray! Times Communications (Bejing) Ltd. signed the Equity Interests Pledge Agreements in relation to the equity interests of Beijing WVAS Solutions Ltd. with Sun Hao, Wang Xiaoping and Beijing Enterprise Network Technology Co., Ltd., respectively, on October 1, 2004;

(hereinafter collectively referred to as the "Equity Interests Pledge
Agreements")

After mutual consultation, the parties hereto unanimously agree to enter into this Supplemental Contract in respect of each of the Equity Interests Pledge Agreements to which they are a party as follows:

1.      Amendments to the Agreements

The phrase "and registered with the competent Administration for Industry and Commerce" used in Article 3.2.1 of each of the Equity Interests Pledge Agreements shall be deleted.

Let's take the Equity Interests Pledge Agreement entered into between Hurray! Times Communications (Bejing) Ltd. and Wang Qindai in relation to the equity interests of Hurray! Solution Ltd. as an example. Under Article 3.2.1 of the Equity Interests Pledge Agreement, it was written as follows: "The Pledge of equity interests under this

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Agreement shall take effect as of the date when the equity interests under this
Agreement are recorded in the Register of Shareholder of Hurray Solutions and registered with the competent Administration for Industry and Commerce. The term of the Pledge is the same as the term of Service Agreement."

It is revised as follows:

"The Pledge of equity interests under this Agreement shall take effect as of the date when the equity interests under this Agreement are recorded in the Register of Shareholder of Hurray Solutions. The term of the Pledge is the same as the term of Service Agreement."

2.      Effectiveness

This Supplemental Contract shall be executed and become effective as of the date first written above. It is executed in Chinese in eight original counterparts and each of them shall have equal legal effect.

IN WITNESS THEREOF the parties hereto have caused this Supplemental Contract to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

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Hurray! Times Communications (Bejing) Ltd.

Authorized Representative:
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Hurray! Solution Ltd.

Authorized Representative:
                           --------------------------------------------


Beijing Enterprise Network Technology Co., Ltd.

Authorized Representative:
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Sun Hao

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Wang Xiaoping

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Wang Qindai

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Xiang Songzuo

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Wang Jianhua

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Yang Haoyu

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